UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2001



                                CINEMA RIDE, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      0-24592                 95-4417467
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)



                               12001 Ventura Place
                                    Suite 340
                          Studio City, California 91604
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (818) 761-1002


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective February 7, 2001, BDO Seidman, LLP ("BDO"), resigned as the independent accountants of Cinema Ride, Inc., a Delaware corporation (the "Company"). Effective February 7, 2001, the Company engaged Hollander, Lumer & Co. ("Hollander") as the Company's new independent accountants. The retention of HLC was approved by the Company's Board of Directors.

         Prior to the engagement of HLC, neither the Company, nor anyone on its behalf consulted with HLC regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined in Item 304(a)(1)(iv) of Regulation S-B.

         BDO audited the Company's financial statements for the fiscal years ended December 31, 1999 and December 31, 1998. BDO's reports for these fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified as to audit scope or accounting principles. However, BDO's reports for these fiscal years were modified as to uncertainty with respect to the Company's ability to continue as a going concern.

         During the period from January 1, 1998 to December 31, 1999 and the period from January 1, 2000 to February 6, 2001, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such periods.

         The Company has provided BDO with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that BDO provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant o Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of BDO's letter is attached as an exhibit to this Current Report on Form 8-K.

         The Company has provided HLC with a copy of the disclosures it is making in response to Item 304(a)(2) of Regulation S-B, and HLC has indicated that no response letter will be forthcoming.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND RESULTS

        c.        Exhibits:

        Exhibit
        Number     Description
        ------     -----------

        16.1 Letter from BDO Seidman, LLP addressed to the United States Securities and Exchange Commission

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CINEMA RIDE, INC.
                                      -----------------
                                          (Registrant)




  Date:  February 8, 2001        By:       /s/ MITCHELL J. FRANCIS
                                      ---------------------------------------
                                          Mitchell J. Francis
                                          President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number                     Description
------                     -----------

16.1                       Letter from BDO Seidman, LLP
                           addressed to the United States Securities and Exchange Commission